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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 23, 2003


                             ARGENT SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of December 1, 2003, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2003-W9)


                             Argent Securities Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                    333-109164         77-0599834
----------------------------           ----------         ----------------------
(State or Other Jurisdiction          (Commission         (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                  92868
----------------------------------------          ----------
(Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660


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                                       -2-


Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On December 9, 2003, a series of certificates, entitled Argent Securities Inc. Asset- Backed Pass-Through Certificates, Series 2003-W9 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Argent Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of fourteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class A-5 Certificates" "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-3A Certificates", "Class M-3B Certificates" "Class M-4A Certificates", "Class M-4B Certificates" "Class M-5 Certificates", "Class M-6 Certificates", "Class CE Certificates," "Class P Certificates", "Class R Certificates"and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of approximately $1,050,000,001.01 as of December 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated December 8, 2003, between Ameriquest as seller and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1 Certificates, Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-3A Certificates, Class M-3B Certificates, the Class M-4A Certificates, Class M-4B Certificates, Class M-5 Certificates and the Class M-6 Certificates were sold by the Depositor to UBS Securities LLC (the "Underwriter"), pursuant to an Underwriting Agreement, dated December 8, 2003 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriter.

        The Certificates have the following initial Certificate Balances and Pass-Through Rates:


             INITIAL CERTIFICATE    PASS-THROUGH                  INITIAL CERTIFICATE    PASS-THROUGH
    CLASS    PRINCIPAL BALANCE(1)       RATE           CLASS      PRINCIPAL BALANCE(1)       RATE
----------- ---------------------   -------------   -----------   --------------------   ------------
A-1........      $748,325,000         Variable      M-3........      $ 5,000,000          Variable
A-2........      $ 83,147,000         Variable      M-3A.......      $ 8,685,000          Variable
A-3........      $104,898,000         Variable      M-3B.......      $ 7,105,000          Variable
A-4 .......      $112,750,000         Variable      M-4A ......      $11,435,000          Variable
A-5........      $ 42,355,000         Variable      M-4B ......      $ 9,355,000          Variable
M-1 .......      $ 93,555,000         Variable      M-5 .......      $20,790,000          Variable
M-2 .......      $ 79,695,000         Variable      M-6 .......      $17,325,000          Variable

(1)      Approximate.
(




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                                       -3-

                  The Certificates, other than the Class CE Certificates, the Class P Certificates the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated December 8, 2003 (the "Prospectus Supplement"), and the Prospectus, dated November 3, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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                                       -4-


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

              (a)      Not applicable

              (b)      Not applicable

              (c)      Exhibits


     Exhibit No.                            Description
     -----------                            -----------
          4.1 Pooling and Servicing Agreement, dated as of December 1, 2003, by and among Argent Securities Inc. as Depositor, Ameriquest Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee relating to the Series 2003-W9 Certificates.




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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 23, 2003


                                                     ARGENT SECURITIES INC.


                                                     By: /s/ John P. Grazer
                                                         -----------------------
                                                     Name:   John P. Grazer
                                                     Title:  CFO







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                                Index to Exhibits
                                -----------------




                                                                   Sequentially
Exhibit No.                       Description                      Numbered Page
-----------                       -----------                      -------------

    4.1             Pooling and Servicing Agreement, dated               7
                    as of December 1, 2003, by and among
                    Argent Securities Inc. as Depositor,
                    Ameriquest Mortgage Company as Master
                    Servicer and Deutsche Bank National
                    Trust Company as Trustee relating to the Series 2003-W9 Certificates.






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                                   Exhibit 4.1